Introductory Notes
About InvenTrust Properties Corp.
InvenTrust Properties Corp. (the “Company,” "IVT," or "InvenTrust") is a premier Sun Belt, multi-tenant essential retail REIT that owns, leases, redevelops, acquires and manages grocery-anchored neighborhood and community centers as well as high-quality power centers that often have a grocery component. Management pursues the Company's business strategy by acquiring retail properties in Sun Belt markets, opportunistically disposing of retail properties, and maintaining a flexible capital structure. A trusted, local operator bringing real estate expertise to its tenant relationships, IVT has built a strong reputation with market participants across its portfolio. For more information, please visit www.inventrustproperties.com.
The enclosed information should be read in conjunction with the Company's filings with the U.S. Securities and Exchange Commission (“SEC”), including, but not limited to, the Company's Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items required under U.S. Generally Accepted Accounting Principles (“GAAP”). The information provided in this supplemental is unaudited and includes non-GAAP measures (as discussed herein), and there can be no assurance that the information will not vary from the final information in the Company's Form 10-Q for the quarter ended September 30, 2025. The Company may, but assumes no obligation to, update information in this supplemental.
Forward-Looking Statements Disclaimer
Forward-Looking Statements in this supplemental, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of InvenTrust's management and are subject to significant risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements. Any statements made in this supplemental that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements include information concerning possible or assumed future results of operations, including our guidance and descriptions of our business plans and strategies. These statements often include words such as "may," "should," “could,” "would," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "target," "project," "predict," "potential," "continue," "likely," "will," "forecast," "outlook," "guidance," "suggest," and variations of these terms and similar expressions, or the negative of these terms or similar expressions.
The following factors, among others, could cause actual results, financial position and timing of certain events to differ materially from those described in the forward-looking statements: interest rate movements; local, regional, national and global economic performance; the impact of inflation on the Company and on its tenants; competitive factors; the impact of e-commerce on the retail industry; future retailer store closings; retailer consolidation; retailers reducing store size; retailer bankruptcies; government policy changes, including the effects of recent new tariffs and changes in global trade policies on the overall state of the economy; and any material market changes and trends that could affect the Company’s business strategy. For further discussion of factors that could materially affect the outcome of management's forward-looking statements and IVT's future results and financial condition, see the Risk Factors included in the Company's most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the SEC. InvenTrust intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law.
IVT cautions you not to place undue reliance on any forward-looking statements, which are made as of the date of this supplemental. IVT undertakes no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If IVT updates one or more forward-looking statements, no inference should be drawn that IVT will make additional updates with respect to those or other forward-looking statements.
Notice Regarding Non-GAAP Financial Measures
In addition to GAAP measures, this supplemental contains and refers to certain non-GAAP measures. Management does not consider the Company's non-GAAP measures included in the Glossary of Terms to be alternatives to measures required in accordance with GAAP. Certain non-GAAP measures should not be viewed as an alternative measure of IVT's financial performance as they may not reflect the operations of the entire portfolio, and they may not reflect the impact of general and administrative expenses, depreciation and amortization, interest expense, other income (expense), or the level of capital expenditures and leasing costs necessary to maintain the operating performance of IVT's properties that could materially impact IVT's results from operations. Additionally, certain non-GAAP measures should not be considered as an indication of IVT's liquidity, nor as an indication of funds available to cover IVT's cash needs, including IVT's ability to fund distributions, and may not be a useful measure of the impact of long-term operating performance on value if management does not continue to operate the business in the manner currently contemplated. Accordingly, non-GAAP measures should be reviewed in connection with other GAAP measurements, and should not be viewed as more prominent measures of performance than net income (loss) or cash flows from operations prepared in accordance with GAAP. Other REITs may use different methodologies for calculating similar non-GAAP measures, and accordingly, IVT's non-GAAP measures may not be comparable to other REITs. Reconciliations of the Company's non-GAAP measures to the most directly comparable GAAP financial measures are included on pages 6 and 7 and definitions of the Company's non-GAAP measures are included in the Glossary of Terms on page 21.

i	Supplemental - Quarter Ended September 30, 2025

Introductory Notes
Availability of Information on InvenTrust Properties Corp.'s Website and Social Media Channels
Investors and others should note that InvenTrust routinely announces material information to investors and the marketplace using U.S. Securities and Exchange Commission filings, press releases, public conference calls, webcasts and the InvenTrust investor relations website. The Company uses these channels as well as social media channels (e.g., the InvenTrust X account (x.com/inventrustprop); and the InvenTrust LinkedIn account (linkedin.com/company/inventrustproperties) as a means of disclosing information about the Company's business to colleagues, investors, and the public. While not all of the information that the Company posts to the InvenTrust investor relations website or on the Company’s social media channels is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media and others interested in InvenTrust to review the information that it shares on inventrustproperties.com/investor-relations and on the Company’s social media channels.

ii	Supplemental - Quarter Ended September 30, 2025

CONTACT:
Dan Lombardo
Vice President of Investor Relations
630-570-0605
dan.lombardo@inventrustproperties.com

InvenTrust Properties Corp. Reports 2025 Third Quarter Results
DOWNERS GROVE, IL – October 28, 2025 – InvenTrust Properties Corp. (“InvenTrust” or the “Company”) (NYSE: IVT) today reported financial and operating results for the quarter ended September 30, 2025. For the three months ended September 30, 2025 and 2024, the Company reported Net Income of $6.0 million, or $0.08 per diluted share, and Net Loss of $0.5 million, or $0.01 per diluted share, respectively.
Third Quarter 2025 Highlights:
•Nareit FFO of $0.49 per diluted share
•Core FFO of $0.47 per diluted share
•Same Property Net Operating Income (“NOI”) growth of 6.4%
•Leased Occupancy as of September 30, 2025 of 97.2%
•Executed 56 leases totaling approximately 409,000 square feet of GLA, of which 360,000 square feet was executed at a blended comparable lease spread of 11.5%
•Amended its $400.0 million unsecured term loan agreement, successfully extending the Company’s overall debt weighted average maturity to 4.7 years
•Executed four forward-starting interest rate swaps in tandem with the term loan amendment
•Acquired four properties, totaling approximately 791,000 square feet, for an aggregate acquisition price of $250.2 million
“2025 has been a pivotal and productive year for InvenTrust,” said DJ Busch, President and CEO. “We executed on multiple fronts — completing the sale of a California portfolio, extending our debt maturities through a successful term-loan recast, and deploying more than $350 million into high-quality Sun Belt assets — all while delivering strong operating performance.” Busch continued, “These actions underscore our disciplined approach to capital allocation and our continued commitment to driving sustainable growth in free cash flow.”
NET INCOME (LOSS)
•Net Income for the three months ended September 30, 2025 was $6.0 million, or $0.08 per diluted share, compared to Net Loss of $0.5 million, or $0.01 per diluted share, for the same period in 2024.
•Net Income for the nine months ended September 30, 2025 was $108.8 million, or $1.39 per diluted share, compared to Net Income of $3.9 million, or $0.06 per diluted share, for the same period in 2024.
NAREIT FFO
•Nareit FFO for the three months ended September 30, 2025 was $38.4 million, or $0.49 per diluted share, compared to $30.9 million, or $0.45 per diluted share, for the same period in 2024.
•Nareit FFO for the nine months ended September 30, 2025 was $111.1 million, or $1.42 per diluted share, compared to $91.8 million, or $1.34 per diluted share, for the same period in 2024.

iii	Supplemental - Quarter Ended September 30, 2025

CORE FFO
•Core FFO for the three months ended September 30, 2025 was $36.7 million, or $0.47 per diluted share, compared to $30.1 million, or $0.44 per diluted share, for the same period in 2024.
•Core FFO for the nine months ended September 30, 2025 was $107.3 million, or $1.37 per diluted share, compared to $89.2 million, or $1.30 per diluted share, for the same period in 2024.
SAME PROPERTY NOI
•Same Property NOI for the three months ended September 30, 2025 was $44.3 million, a 6.4% increase, compared to the same period in 2024.
•Same Property NOI for the nine months ended September 30, 2025 was $128.3 million, a 5.9% increase, compared to the same period in 2024.
DIVIDEND
•For the quarter ended September 30, 2025, the Board of Directors declared a quarterly cash distribution of $0.2377 per share, paid on October 15, 2025.
PORTFOLIO PERFORMANCE & INVESTMENT ACTIVITY
•As of September 30, 2025, the Company’s Leased Occupancy was 97.2%.
◦Anchor Leased Occupancy was 99.3% and Small Shop Leased Occupancy was 93.8%. Anchor Leased Occupancy decreased 20 basis points and Small Shop Leased Occupancy remained unchanged on a sequential basis compared to the previous quarter.
◦Leased to Economic Occupancy spread of 160 basis points, which equates to approximately $5.0 million of base rent on an annualized basis.
•Blended re-leasing spreads for comparable new and renewal leases signed in the third quarter were 11.5%.
•Annualized Base Rent (“ABR”) per square foot (“PSF”) as of September 30, 2025 was $20.28, an increase of 2.3% compared to the same period in 2024. Anchor Tenant ABR PSF was $12.72 and Small Shop Tenant ABR PSF was $33.28 as of September 30, 2025.
•During the third quarter, the Company completed four acquisitions:
◦On July 1, 2025, the Company acquired The Marketplace at Encino Park, a 92,000 square foot neighborhood center anchored by Sprouts Farmers Market in San Antonio, Texas, for a gross acquisition price of $38.5 million. The Company used cash on hand to fund the acquisition.
◦On July 17, 2025, the Company acquired West Broad Marketplace, a 386,000 square foot community center anchored by Wegmans in Richmond, Virginia, for a gross acquisition price of $86.0 million. The Company used cash on hand to fund the acquisition.
◦On August 7, 2025, the Company acquired Asheville Market, a 130,000 square foot community center anchored by Whole Foods Market in Asheville, North Carolina, for a gross acquisition price of $45.7 million. The Company used cash on hand and assumed a mortgage payable of $22.3 million to fund the acquisition.
◦On September 4, 2025, the Company acquired Rea Farms, a 183,000 square foot community center anchored by Harris Teeter in Charlotte, North Carolina, for a gross acquisition price of $80.0 million. The Company used cash on hand to fund the acquisition.

iv	Supplemental - Quarter Ended September 30, 2025

LIQUIDITY AND CAPITAL STRUCTURE
•InvenTrust had $570.7 million of total liquidity, as of September 30, 2025, comprised of $70.7 million of cash and cash equivalents and $500.0 million of availability under its Revolving Credit Facility.
•InvenTrust has $22.9 million of mortgage debt maturing in December 2025 and no debt maturing in 2026.
•On August 7, 2025, the Company assumed a $22.3 million mortgage payable with the acquisition of Asheville Market.
•On August 25, 2025, the Company entered into an amendment to its $400.0 million Term Loan Credit Agreement (the "Amended Term Loan Agreement"), which provides for, among other things, an extension of the maturity dates of each tranche. The Amended Term Loan Agreement consists of a $200.0 million 5-year tranche maturing on August 26, 2030 (“Tranche A-1”), and a $200.0 million 5.5 year tranche maturing on February 24, 2031 (“Tranche A-2”).
•In connection with the term loan amendment, the Company entered into four forward-starting interest rate swap agreements that effectively fix the interest rates on the amended term loan tranches at weighted average rates of approximately 4.50% on Tranche A-1 and 4.58% on Tranche A-2 upon termination of the existing interest rate swaps in 2026 and 2027, respectively.
•On August 25, 2025, the Company entered into an amendment to its Revolving Credit Facility (the "Amended Revolving Credit Facility Agreement"), which modified the applicable interest rate thereunder by removing the credit spread adjustment to SOFR.
•The Company's weighted average interest rate on its debt as of September 30, 2025 was 3.98% and the weighted average remaining term was 4.7 years.

v	Supplemental - Quarter Ended September 30, 2025

2025 GUIDANCE
InvenTrust has updated its 2025 guidance, as summarized in the following table.

(Unaudited, dollars in thousands, except per share amounts)	Current (1) (2)			Previous
Net Income per diluted share	$1.40	—	$1.44	$1.43	—	$1.49
Nareit FFO per diluted share	$1.85	—	$1.89	$1.83	—	$1.89
Core FFO per diluted share (3)	$1.80	—	$1.83	$1.79	—	$1.83
Same Property NOI (“SPNOI”) Growth	4.75%	—	5.25%	4.00%	—	5.00%
General and administrative	$34,250	—	$35,750	$34,250	—	$35,750
Interest expense, net (4)	$31,000	—	$31,500	$31,000	—	$31,500
Net investment activity (5)	$49,600	–	$158,600	~ $100,000
(1)The Company’s 2025 guidance excludes projections related to gains or losses on dispositions, gains or losses on debt transactions, and depreciation, amortization, and straight-line rent adjustments related to acquisitions and dispositions.
(2)The Company’s 2025 guidance includes an expectation of uncollectibility, reflected as 55 - 75 basis points of expected total revenue.
(3)Core FFO per diluted share excludes amortization of market-lease intangibles and inducements, debt extinguishment charges, straight-line rent adjustments, depreciation and amortization of corporate assets, and non-operating income and expense.
(4)Interest expense, net, excludes amortization of debt discounts and financing costs, and expected interest income of approximately $3.3 million.
(5)Net investment activity represents anticipated acquisition activity less disposition activity.
In addition to the foregoing assumptions, the Company's 2025 guidance incorporates a number of other assumptions that are subject to change and may be outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurances that InvenTrust will achieve these results.

The following table reconciles the range of the Company's 2025 estimated net income per diluted share to estimated Nareit FFO and Core FFO per diluted share:

(Unaudited)	Low End	High End
Net income per diluted share	$1.40	$1.44
Depreciation and amortization of real estate assets	1.61	1.61
Gain on sale of investment properties	(1.16)	(1.16)
Nareit FFO per diluted share	1.85	1.89
Amortization of market-lease intangibles and inducements, net	(0.05)	(0.05)
Straight-line rent adjustments, net	(0.04)	(0.05)
Amortization of debt discounts and financing costs	0.04	0.04
Depreciation and amortization of corporate assets	0.01	0.01
Non-operating income and expense, net	(0.01)	(0.01)
Core FFO per diluted share	$1.80	$1.83

This earnings release does not include a reconciliation of forward-looking SPNOI to forward-looking GAAP Net Income because the Company is unable, without making unreasonable efforts, to provide a meaningful or reasonably accurate calculation or estimation of certain reconciling items which could be significant to the Company’s results.

vi	Supplemental - Quarter Ended September 30, 2025

Summary Financial Information
In thousands, except share information and per square foot amounts

	Three Months Ended September 30		Nine Months Ended September 30
	2025	2024	2025	2024
Financial Results

Net income (loss)	$6,026	$(539)	$108,760	$3,859
Net income (loss) per common share - basic	0.08	(0.01)	1.40	0.06
Net income (loss) per common share - diluted	0.08	(0.01)	1.39	0.06

Nareit FFO (page 7)	38,420	30,904	111,062	91,818
Nareit FFO per diluted share	0.49	0.45	1.42	1.34

Core FFO (page 7)	36,702	30,107	107,267	89,222
Core FFO per diluted share	0.47	0.44	1.37	1.30

Same Property NOI (page 6)	44,284	41,612	128,336	121,129
Same Property NOI growth	6.4%		5.9%

Adjusted EBITDA (page 7)	45,030	39,148	131,188	116,627

Distributions declared per common share	0.24	0.23	0.71	0.68

Aggregate distributions declared (as a % of Core FFO)	50.3%	58.0%	51.6%	54.0%

	As of September 30, 2025	As of December 31, 2024	As of December 31, 2023
Capital Information
Shares outstanding	77,619,380	77,450,794	67,807,831

Outstanding Debt, net	$764,572	$740,415	$814,568
Less: Cash and cash equivalents (page 4)	(70,746)	(87,395)	(96,385)
Net Debt	$693,826	$653,020	$718,183

Debt Metrics (trailing 12 months)
Adjusted EBITDA	$172,570	$158,009	$146,459
Net Debt-to-Adjusted EBITDA	4.0x	4.1x	4.9x
Fixed charge coverage	5.5x	4.5x	4.3x
Net debt to real estate assets, excl property acc depr.	24.0%	23.0%	27.0%
Net debt to total assets, excl property acc depr.	21.4%	20.7%	24.4%

Distributions Paid Per Share		Liquidity and Credit Facility
Q3 2025	$0.23770	Cash and cash equivalents	$70,746
Q2 2025	$0.23770	Available under credit facility	500,000
Q1 2025	$0.22630	Total	$570,746
Q4 2024	$0.22630

	Same Property		Same Property		Total Portfolio
	Three Months Ended September 30		Nine Months Ended September 30		Nine Months Ended September 30
	2025	2024	2025	2024	2025	2024
Portfolio Metrics
No. of properties	58	58	56	56	71	65
GLA	9,545	9,550	9,385	9,390	11,347	10,550
Economic Occupancy	95.3%	94.4%	95.3%	94.3%	95.6%	94.2%
Leased Occupancy	97.0%	96.9%	97.0%	96.9%	97.2%	97.0%
ABR PSF	$20.15	$19.48	$20.01	$19.34	$20.28	$19.83

1	Supplemental - Quarter Ended September 30, 2025

Condensed Consolidated Balance Sheets
In thousands, except share and per share amounts

	As of
	September 30, 2025	December 31, 2024
Assets	(unaudited)
Investment properties
Land	$682,564	$712,827
Building and other improvements	2,203,225	2,116,092
Construction in progress	10,473	9,951
Total	2,896,262	2,838,870
Less accumulated depreciation	(504,627)	(511,969)
Net investment properties	2,391,635	2,326,901
Cash, cash equivalents, and restricted cash	76,366	91,221
Intangible assets, net	188,220	137,420
Accounts and rents receivable	39,467	36,131
Deferred costs and other assets, net	39,016	44,277
Total assets	$2,734,704	$2,635,950

Liabilities
Debt, net	$764,572	$740,415
Accounts payable and accrued expenses	50,508	46,418
Distributions payable	18,450	17,512
Intangible liabilities, net	60,246	42,897
Other liabilities	31,815	28,703
Total liabilities	925,591	875,945
Commitments and contingencies

Stockholders' Equity
Preferred stock, $0.001 par value, 40,000,000 shares authorized, none outstanding	—	—
Common stock, $0.001 par value, 146,000,000 shares authorized, 77,619,380 shares issued and outstanding as of September 30, 2025 and 77,450,794 shares issued and outstanding as of December 31, 2024	78	77
Additional paid-in capital	5,735,537	5,730,367
Distributions in excess of accumulated net income	(3,931,440)	(3,984,865)
Accumulated comprehensive income	4,938	14,426
Total stockholders' equity	1,809,113	1,760,005
Total liabilities and stockholders' equity	$2,734,704	$2,635,950

2	Supplemental - Quarter Ended September 30, 2025

Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)
In thousands, except share and per share information, unaudited

	Three Months Ended September 30		Nine Months Ended September 30
	2025	2024	2025	2024
Income
Lease income, net	$74,019	$68,132	$220,538	$201,681
Other property income	447	389	1,250	1,061
Total income	74,466	68,521	221,788	202,742

Operating expenses
Depreciation and amortization	32,734	28,134	94,086	85,092
Property operating	11,054	10,795	33,277	31,037
Real estate taxes	9,047	9,205	28,597	27,232
General and administrative	8,316	8,133	25,569	24,768
Total operating expenses	61,151	56,267	181,529	168,129

Other (expense) income
Interest expense, net	(8,969)	(9,470)	(25,637)	(28,744)
Impairment of real estate assets	—	(3,854)	—	(3,854)
Gain on sale of investment properties	52	334	90,961	334
Other income and expense, net	1,628	197	3,177	1,510
Total other (expense) income, net	(7,289)	(12,793)	68,501	(30,754)

Net income (loss)	$6,026	$(539)	$108,760	$3,859

Weighted-average common shares outstanding - basic	77,615,993	68,526,238	77,590,691	68,101,901
Weighted-average common shares outstanding - diluted	78,498,873	68,526,238	78,317,551	68,659,319

Net income (loss) per common share - basic	$0.08	$(0.01)	$1.40	$0.06
Net income (loss) per common share - diluted	$0.08	$(0.01)	$1.39	$0.06

Comprehensive income
Net income (loss)	$6,026	$(539)	$108,760	$3,859
Unrealized (loss) gain on derivatives, net	(1,008)	(7,145)	(2,637)	2,560
Reclassification to net income (loss)	(2,316)	(3,315)	(6,851)	(9,946)
Comprehensive income (loss)	$2,702	$(10,999)	$99,272	$(3,527)

3	Supplemental - Quarter Ended September 30, 2025

Condensed Consolidated Supplemental Details of Assets and Liabilities
In thousands

	As of
	September 30, 2025	December 31, 2024

Cash, cash equivalents, and restricted cash
Cash and cash equivalents	$70,746	$87,395
Restricted cash	5,620	3,826
Total	$76,366	$91,221

Accounts and rents receivable
Base rent, recoveries, and other receivables	$12,433	$10,273
Straight-line rent receivables	27,034	25,858
Total	$39,467	$36,131

Deferred cost and other assets, net
Deferred leasing costs, net	$15,991	$16,139
Derivative assets	6,800	14,426
Other assets	5,362	3,329
Financing costs, net	4,694	5,751
Deferred costs, net	3,396	2,783
Operating lease right of use assets, net	1,613	1,849
Prepaid insurance premiums	1,160	—
Total	$39,016	$44,277

Other liabilities
Security deposits	$8,498	$7,938
Deferred revenues	7,737	8,226
Unearned lease income	7,382	8,320
Other liabilities	4,108	1,691
Operating lease liabilities	2,228	2,528
Derivative liabilities	1,862	—
Total	$31,815	$28,703

4	Supplemental - Quarter Ended September 30, 2025

Condensed Consolidated Supplemental Details of Operations
In thousands

		Three Months Ended September 30		Nine Months Ended September 30
		2025	2024	2025	2024
Income
*	Minimum base rent	$47,632	$44,060	$141,856	$129,696
*	Real estate tax recoveries	8,516	8,334	26,509	24,733
*	Common area maintenance, insurance, and other recoveries	9,228	8,450	27,737	24,345
*	Ground rent income	5,449	4,774	15,527	14,260
	Amortization of market-lease intangibles and inducements, net	1,186	831	3,170	2,064
*	Short-term and other lease income	859	772	3,084	2,706
	Termination fee income	146	30	204	1,340
	Straight-line rent adjustments, net	1,121	765	2,859	2,652
*	(Provision for) reversal of uncollectible rent and recoveries, net	(118)	116	(408)	(115)
	Lease income, net	74,019	68,132	220,538	201,681

*	Other property income	447	389	1,250	1,061

	Total income	$74,466	$68,521	$221,788	$202,742

Operating expenses
	Depreciation and amortization	$32,734	$28,134	$94,086	$85,092

*	Repairs and maintenance	3,719	3,576	10,927	9,550
*	Payroll, benefits, and office	2,532	2,578	7,897	7,825
*	Utilities and waste removal	2,703	2,469	7,692	6,847
*	Property insurance	1,266	1,286	4,182	4,413
*	Security, legal, and other expenses	834	886	2,579	2,402
	Property operating expenses	11,054	10,795	33,277	31,037

*	Real estate taxes	9,047	9,205	28,597	27,232

	General and administrative costs	6,278	6,202	19,380	19,349
	Stock-based compensation costs	2,711	2,572	8,195	7,329
	Capitalized direct development compensation costs	(673)	(641)	(2,006)	(1,910)
	General and administrative expense	8,316	8,133	25,569	24,768

	Total operating expenses	$61,151	$56,267	$181,529	$168,129

Interest expense, net
	Term loans, including impact of derivatives	$3,370	$3,429	$10,083	$10,194
	Senior notes	3,202	3,202	9,604	9,604
	Mortgages payable	1,062	2,158	2,913	6,825
	Line of credit, including facility fees	192	135	673	450
	Loan fees	285	—	285	—
	Capitalized interest	(65)	(21)	(227)	(71)
	Interest on finance lease liability	138	—	170	—
	Accretion of finance lease liability	49	—	60	—
	Amortization of debt discounts and financing costs	736	567	2,076	1,742
	Total interest expense, net	$8,969	$9,470	$25,637	$28,744

Other income and expense, net
	Interest on cash and cash equivalents	$1,288	$356	$2,872	$1,638
	Income tax expense	(144)	(138)	(420)	(403)
	Miscellaneous and settlement income	484	(21)	725	275
	Total other income and expense, net	$1,628	$197	$3,177	$1,510

* Component of Net Operating Income

5	Supplemental - Quarter Ended September 30, 2025

Reconciliation of Non-GAAP Measures
In thousands

Same Property NOI

	Three Months Ended September 30		Nine Months Ended September 30
	2025	2024	2025	2024
Income
Minimum base rent	$40,857	$39,256	$118,294	$113,603
Real estate tax recoveries	7,511	7,342	22,789	21,702
Common area maintenance, insurance, and other recoveries	7,823	7,515	22,705	21,202
Ground rent income	4,391	4,255	12,938	12,597
Short-term and other lease income	861	687	2,840	2,269
(Provision for) reversal of uncollectible rent and recoveries, net	(166)	82	(180)	12
Other property income	405	323	1,101	874
Total income	61,682	59,460	180,487	172,259

Operating Expenses
Property operating	9,307	9,733	27,377	27,265
Real estate taxes	8,091	8,115	24,774	23,865
Total operating expenses	17,398	17,848	52,151	51,130

Same Property NOI	$44,284	$41,612	$128,336	$121,129

Same Property NOI Growth	6.4%	5.9%

Same Property Count	58	56

Net Income to Same Property NOI

	Three Months Ended September 30		Nine Months Ended September 30
	2025	2024	2025	2024
Net income (loss)	$6,026	$(539)	$108,760	$3,859
Adjustments to reconcile to non-GAAP metrics:
Other income and expense, net	(1,628)	(197)	(3,177)	(1,510)
Interest expense, net	8,969	9,470	25,637	28,744
Gain on sale of investment properties	(52)	(334)	(90,961)	(334)
Impairment of real estate assets	—	3,854	—	3,854
Depreciation and amortization	32,734	28,134	94,086	85,092
General and administrative	8,316	8,133	25,569	24,768
Adjustments to NOI (a)	(2,453)	(1,626)	(6,233)	(6,056)
NOI	51,912	46,895	153,681	138,417
NOI from other investment properties	(7,628)	(5,283)	(25,345)	(17,288)
Same Property NOI	$44,284	$41,612	$128,336	$121,129
(a)Adjustments to NOI include lease termination income and expense and GAAP Rent Adjustments.

6	Supplemental - Quarter Ended September 30, 2025

Reconciliation of Non-GAAP Measures, continued
In thousands, except share and per share amounts

Nareit FFO and Core FFO

	Three Months Ended September 30		Nine Months Ended September 30
	2025	2024	2025	2024
Net income (loss)	$6,026	$(539)	$108,760	$3,859
Depreciation and amortization of real estate assets	32,446	27,923	93,263	84,439
Impairment of real estate assets	—	3,854	—	3,854
Gain on sale of investment properties	(52)	(334)	(90,961)	(334)
Nareit FFO Applicable to Common Shares and Dilutive Securities	38,420	30,904	111,062	91,818
Amortization of market lease intangibles and inducements, net	(1,186)	(831)	(3,170)	(2,064)
Straight-line rent adjustments, net	(1,121)	(765)	(2,859)	(2,652)
Amortization of debt discounts and financing costs	736	567	2,076	1,742
Accretion of finance lease liability	49	—	60	—
Depreciation and amortization of corporate assets	288	211	823	653
Non-operating income and expense, net (a)	(484)	21	(725)	(275)
Core FFO Applicable to Common Shares and Dilutive Securities	$36,702	$30,107	$107,267	$89,222

Weighted average common shares outstanding - basic	77,615,993	68,526,238	77,590,691	68,101,901
Dilutive effect of unvested restricted shares (b)	882,880	—	726,860	557,418
Weighted average common shares outstanding - diluted	78,498,873	68,526,238	78,317,551	68,659,319

Net income (loss) per diluted share	$0.08	$(0.01)	$1.39	$0.06
Nareit FFO per diluted share	$0.49	$0.45	$1.42	$1.34
Core FFO per diluted share	$0.47	$0.44	$1.37	$1.30

(a)Reflects items which are not pertinent to measuring ongoing operating performance, such as miscellaneous and settlement income.
(b)For purposes of calculating non-GAAP per share metrics, the Company applies the same denominator used in calculating diluted earnings per share in accordance with GAAP.
EBITDA and Adjusted EBITDA

	Three Months Ended September 30		Nine Months Ended September 30
	2025	2024	2025	2024
Net income (loss)	$6,026	$(539)	$108,760	$3,859
Interest expense, net	8,969	9,470	25,637	28,744
Income tax expense	144	138	420	403
Depreciation and amortization	32,734	28,134	94,086	85,092
EBITDA	47,873	37,203	228,903	118,098
Impairment of real estate assets	—	3,854	—	3,854
Gain on sale of investment properties	(52)	(334)	(90,961)	(334)
Amortization of market-lease intangibles and inducements, net	(1,186)	(831)	(3,170)	(2,064)
Straight-line rent adjustments, net	(1,121)	(765)	(2,859)	(2,652)
Non-operating income and expense, net (a)	(484)	21	(725)	(275)
Adjusted EBITDA	$45,030	$39,148	$131,188	$116,627
(a)Reflects items which are not pertinent to measuring ongoing operating performance, such as miscellaneous and settlement income.

7	Supplemental - Quarter Ended September 30, 2025

Summary of Outstanding Debt
In thousands

Debt Allocation

	Balance as of September 30, 2025	Weighted Average Interest Rate	Weighted Average Years to Maturity
Fixed rate secured debt	$110,424	4.18%	2.5
Fixed rate unsecured debt	650,000	3.94%	5.1
Total secured and unsecured debt	760,424	3.98%	4.7
Finance lease liability	11,033
Debt discounts and financing costs, net	(6,885)
Total Debt, net	$764,572
Debt Payments and Maturities by Year

Maturity Year	Mortgage Payments	Mortgage Maturities	Term Loan & Senior Notes	Total
Remaining 2025	$189	$22,880	$—	$23,069
2026	773	—	—	773
2027	810	26,000	—	26,810
2028	495	21,321	—	21,816
2029	449	31,500	150,000	181,949
Thereafter	154	5,853	500,000	506,007
Total	$2,870	$107,554	$650,000	$760,424
Finance lease liability				11,033
Debt discounts and financing costs, net				(6,885)
Total				$764,572

Debt Maturities

	Maturity	Interest Rate	Balance as of September 30, 2025
Mortgages Payable
The Highlands of Flower Mound	Dec-25	3.88%	$22,880
Escarpment Village	Jul-27	3.86%	26,000
Asheville Market	Mar-28	4.92%	22,252
Shops at Arbor Trails	Dec-29	4.12%	31,500
Plaza Escondida	May-30	4.24%	7,792
Total			110,424

Term Loan
$200.0 million 5 years	Aug-30	2.66% (a)	100,000
$200.0 million 5 years	Aug-30	2.66% (a)	100,000
$200.0 million 5.5 years	Feb-31	2.63% (b)	50,000
$200.0 million 5.5 years	Feb-31	2.69% (b)	50,000
$200.0 million 5.5 years	Feb-31	4.84% (b)	100,000
Total			400,000

Senior Notes
$150.0 million Series A Notes	Aug-29	5.07%	150,000
$100.0 million Series B Notes	Aug-32	5.20%	100,000
Total			250,000

Revolving Line of Credit
$500.0 million total capacity	Jan-29	1M SOFR + 1.05% (c)	—

Total secured and unsecured debt		3.98%	$760,424

Finance Lease Liability
West Ashley Station Ground Lease	Jan-92		11,033

Total Debt			$771,457
(a)Interest rates reflect the fixed rates achieved through the Company's effective interest rate swaps terminating on September 22, 2026, at which point the fixed interest rate will become 4.50%.
(b)Interest rates reflect the fixed rates achieved through the Company's effective interest rate swaps terminating on March 22, 2027, at which point the weighted average fixed interest rate will become 4.58%.
(c)As of September 30, 2025, 1-Month Term SOFR was 4.13%. An additional annual facility fee of 0.15% applies to entire line of credit capacity.

8	Supplemental - Quarter Ended September 30, 2025

Debt Covenants, Interest Rate Swaps, and Capital Investments and Leasing Costs
Dollars in thousands

Debt Covenants (trailing 12 months)

		For the quarter ended
Description	Unsecured Debt Covenants	Q3 2025	Q2 2025	Q1 2025	Q4 2024

Leverage Ratio	< 60.0%	23.0%	23.0%	23.2%	23.2%
Fixed Charge Coverage Ratio	> 1.50	5.1	4.7	4.9	4.5
Maximum Secured Recourse Debt	< 10% of Total Asset Value	—%	—%	—%	—%
Unsecured Interest Coverage Ratio	> 1.75	6.5	6.2	6.5	6.3
Unsecured Leverage Ratio	< 60%	21.8%	23.8%	22.8%	23.1%
Interest Rate Swaps
On August 25, 2025, the Company entered into an amendment to its Term Loan Credit Agreement (the "Amended Term Loan Agreement"). In tandem with this event, the Company entered into four forward-starting interest rate swap agreements which address the periods between the termination dates of the effective swaps and the maturity dates of the Amended Term Loan Agreement.
As of September 30, 2025, the Company is party to five effective interest rate swap agreements:

Effective Interest Rate Swaps	Effective Date	Termination Date	InvenTrust Receives	InvenTrust Pays Fixed Rate of	Fixed Rate Achieved (a)	Notional Amount
5.5 year Term Loan	4/3/23	3/22/27	1-Month SOFR	3.69%	4.84%	$100,000
5 year Term Loan	12/21/23	9/22/26	1-Month SOFR	1.51%	2.66%	100,000
5 year Term Loan	12/21/23	9/22/26	1-Month SOFR	1.51%	2.66%	100,000
5.5 year Term Loan	6/21/24	3/22/27	1-Month SOFR	1.54%	2.69%	50,000
5.5 year Term Loan	6/21/24	3/22/27	1-Month SOFR	1.48%	2.63%	50,000
						$400,000
(a)Interest rates reflect the Company's current credit spread of 1.15%.

As of September 30, 2025, the Company is party to four forward-starting interest rate swap agreements:

Forward-Starting Interest Rate Swaps	Effective Date	Termination Date	InvenTrust Receives	InvenTrust Pays Fixed Rate of	Fixed Rate Achieved (a)	Notional Amount
5 year Term Loan	9/22/26	8/26/30	Daily SOFR	3.35%	4.50%	$100,000
5 year Term Loan	9/22/26	8/26/30	Daily SOFR	3.35%	4.50%	100,000
5.5 year Term Loan	3/22/27	2/24/31	Daily SOFR	3.42%	4.57%	100,000
5.5 year Term Loan	3/22/27	2/24/31	Daily SOFR	3.43%	4.58%	100,000
						$400,000
(a)Interest rates reflect the Company's current credit spread of 1.15%.

Capital Investments and Leasing Costs

	Three months ended September 30		Nine months ended September 30
	2025	2024	2025	2024
Tenant improvements	$2,583	$2,475	$4,840	$7,936
Leasing costs	1,048	979	2,899	2,632
Property improvements	3,031	2,200	10,218	6,652
Capitalized indirect costs (a)	336	361	1,150	1,178
Total capital expenditures and leasing costs	6,998	6,015	19,107	18,398
Development and redevelopment direct costs	5,013	2,773	10,325	6,410
Development and redevelopment indirect costs (a)	388	304	1,071	804
Capital investments and leasing costs (b)	$12,399	$9,092	$30,503	$25,612

(a)Indirect costs include capitalized interest, real estate taxes, insurance, and payroll costs.
(b)As of September 30, 2025 and 2024, total accrued capital investments and leasing costs were $4,900 and $5,008, respectively.

9	Supplemental - Quarter Ended September 30, 2025

Markets and Tenant Size
GLA and dollar amounts in thousands, except per square foot amounts

Market	No. of Properties	Leased Occupancy	ABR	ABR PSF	ABR as % of Total	GLA	GLA as % of Total
Austin-Round Rock, TX	8	98.7%	$33,851	$17.25	15.5%	2,091	18.4%
Houston-Sugar Land-Baytown, TX	6	95.1%	21,993	16.85	10.1%	1,378	12.1%
Atlanta Metro Area, GA	10	97.4%	21,469	21.21	9.8%	1,069	9.4%
Miami-Fort Lauderdale-Miami Beach, FL	3	98.6%	20,488	24.42	9.4%	859	7.6%
Dallas-Fort Worth-Arlington, TX	7	97.3%	19,152	20.99	8.8%	941	8.3%
Charlotte-Gastonia-Concord, NC	6	97.6%	16,513	22.75	7.6%	751	6.6%
Raleigh-Cary-Durham, NC	5	97.6%	13,813	20.76	6.3%	688	6.1%
Richmond, VA	3	98.9%	12,839	16.89	5.9%	771	6.8%
Orlando-Kissimmee, FL	4	97.7%	10,414	26.29	4.8%	411	3.6%
Tampa-St. Petersburg, FL	3	95.8%	9,712	15.66	4.5%	744	6.6%
San Antonio, TX	3	97.4%	9,324	27.47	4.3%	353	3.1%
Charleston-Berkeley-Dorchester, SC	3	97.9%	7,600	27.02	3.5%	293	2.6%
Washington D.C., MD	2	90.2%	6,075	37.15	2.8%	181	1.6%
Cape Coral-Fort Myers, FL	2	97.1%	3,732	15.71	1.7%	249	2.2%
Phoenix, AZ	2	99.1%	3,180	26.01	1.5%	123	1.1%
Asheville, NC	1	97.1%	2,581	20.82	1.1%	131	1.2%
Savannah, GA	1	97.7%	2,030	19.59	0.9%	106	0.9%
So. California - Los Angeles, CA	1	76.1%	1,723	19.38	0.8%	117	1.0%
Tucson, AZ	1	100%	1,494	16.55	0.7%	91	0.8%
Total	71	97.2%	$217,983	$20.28	100%	11,347	100%

State	No. of Properties	Leased Occupancy	ABR	ABR PSF	ABR as % of Total	GLA	GLA as % of Total
Texas	24	97.3%	$84,320	$18.66	38.7%	4,763	41.9%
Florida	12	97.4%	44,346	21.19	20.4%	2,263	20.0%
North Carolina	12	97.6%	32,907	21.71	15.0%	1,570	13.9%
Georgia	11	97.4%	23,499	21.06	10.7%	1,175	10.3%
Virginia	3	98.9%	12,839	16.89	5.9%	771	6.8%
South Carolina	3	97.9%	7,600	27.02	3.5%	293	2.6%
Maryland	2	90.2%	6,075	37.15	2.8%	181	1.6%
Arizona	3	99.5%	4,674	22.00	2.2%	214	1.9%
California	1	76.1%	1,723	19.38	0.8%	117	1.0%
Total	71	97.2%	$217,983	$20.28	100%	11,347	100%

Tenant type	Economic Occupancy	Leased Occupancy	ABR	ABR PSF	GLA
20,000 SF+ (a)	99.0%	100%	$67,068	$11.49	5,991
10,000 - 19,999 SF (a)	92.4%	95.0%	19,425	20.18	1,042
5,000 - 9,999 SF (b)	94.7%	96.1%	23,554	27.29	911
1 - 4,999 SF (b)	90.7%	93.2%	107,936	34.96	3,403
Total	95.6%	97.2%	$217,983	$20.28	11,347

Anchor Tenants (a)	98.0%	99.3%	$86,493	$12.72	7,033
Small Shop Tenants (b)	91.6%	93.8%	$131,490	$33.28	4,314

(a)Tenants with square footage greater than or equal to 10,000 square feet are considered Anchor Tenants.
(b)Tenants with square footage less than 10,000 square feet are considered Small Shop Tenants.

10	Supplemental - Quarter Ended September 30, 2025

Top 25 Tenants by Total ABR and Tenant Merchandise Mix
In thousands

	Parent Name	Tenant Name/Count	Credit Rating (a)	No. of Leases	ABR	% of Total ABR	GLA	% of Total Occ.GLA
1	Kroger	Kroger 7 / Kroger Gas 1 / Harris Teeter 5	BBB	13	$8,075	3.7%	787	6.9%
2	Publix Super Markets, Inc.	Publix 13 / Publix Liquor 3	N/A	16	7,323	3.4%	629	5.5%
3	TJX Companies	Marshalls 8 / HomeGoods 5 / TJ Maxx 3	A	16	5,453	2.5%	450	4.0%
4	Albertsons	Tom Thumb 2 / Market Street 2 / Safeway 1 / Albertsons 1	BB+	6	4,400	2.0%	365	3.2%
5	Amazon, Inc.	Whole Foods Market	AA	7	4,329	2.0%	275	2.4%
6	H.E.B.	H.E.B. 4 / H.E.B. Staff Office 1	N/A	5	4,292	2.0%	447	3.9%
7	Apollo Global Management, Inc.	Michaels 9	B-	9	2,927	1.3%	211	1.9%
8	Wegmans		BBB+	2	2,450	1.1%	242	2.1%
9	Ross Dress For Less	Ross Dress for Less 5 / dd's Discounts 1	BBB+	6	2,193	1.0%	171	1.5%
10	Trader Joe's		N/A	5	2,168	1.0%	61	0.5%
11	BC Partners	PetSmart 6	B+	6	2,117	1.0%	125	1.1%
12	Petco Health and Wellness Company, Inc.	Petco 8	B	8	2,014	0.9%	106	0.9%
13	Nordstrom Inc.	Nordstrom Rack 3 / Nordstrom 1	BB	4	1,983	0.9%	119	1.1%
14	Dick's Sporting Goods, Inc.	Dick's Sporting Goods 2 / Going, Going, Gone 1	BBB	3	1,966	0.9%	171	1.5%
15	Best Buy		BBB+	3	1,775	0.8%	108	1.0%
16	Ulta Beauty Inc.		N/A	7	1,770	0.8%	72	0.6%
17	Costco Wholesale		AA	2	1,735	0.8%	298	2.6%
18	Bank of America		A-	6	1,706	0.8%	34	0.3%
19	Burlington		BB+	4	1,704	0.8%	127	1.1%
20	Kingswood Capital Management	World Market 6	N/A	6	1,591	0.7%	110	1.0%
21	Five Below, Inc.		N/A	8	1,501	0.7%	75	0.7%
22	Massage Envy		N/A	12	1,390	0.6%	40	0.4%
23	The Gap, Inc.	Old Navy 5	BB	5	1,307	0.6%	73	0.6%
24	Truist Bank		A	6	1,265	0.6%	28	0.2%
25	Xponential Fitness	Club Pilates 8 / Pure Barre 3 / Stretch Lab 3 / CycleBar 2 / YogaSix 1 / Lindora 1	N/A	18	1,254	0.6%	36	0.3%
	Totals			183	$68,688	31.5%	5,160	45.3%
(a) Reflects the most recently available S&P credit rating.

Tenant Merchandise Mix

Tenant Category	ABR	% of Total ABR
Grocery / Drug	$40,090	18.4%
Quick Service Restaurants	25,882	11.9%
Personal Health and Beauty Services	24,186	11.1%
Medical	22,042	10.1%
Full Service Restaurants	19,498	8.9%
Off Price	12,589	5.8%
Apparel / Accessories	12,254	5.8%
Banks	9,038	4.3%
Fitness	8,592	3.9%
Pets	7,943	3.6%
Hobby / Sports	7,079	3.2%
Other	5,735	2.6%
Home	5,528	2.5%
Office / Communications	5,517	2.5%
Other Essential Retail / Services	4,559	2.1%
Office (Non Financial, Non-Medical)	3,123	1.4%
Entertainment	2,484	1.1%
Hardware / Auto	1,844	0.8%
Total	$217,983	100%

11	Supplemental - Quarter Ended September 30, 2025

Comparable and Non-Comparable Lease Statistics
GLA in thousands

The Company's portfolio had 758 thousand square feet expiring during the nine months ended September 30, 2025, of which 622 thousand square feet was re-leased. This achieved a retention rate of approximately 82%. The following table summarizes the activity for leases that were executed during the nine months ended September 30, 2025.

	No. of Leases Executed	GLA	New Contractual Rent ($PSF) (a)	Prior Contractual Rent ($PSF) (a)	% Change over Prior Lease Rent (a)	Weighted Average Lease Term (Years)	Tenant Improvement Allowance ($ PSF)	Lease Commissions ($ PSF)

All Tenants
Comparable Renewal Leases (b)	141	764	$20.65	$18.86	9.5%	5.3	$0.04	$0.02
Comparable New Leases (b)	24	98	29.28	21.29	37.5%	12.8	42.34	12.34
Non-Comparable Renewal and New Leases	28	94	26.98	N/A	N/A	12.9	45.93	8.20
Total	193	956	$21.63	$19.13	13.1%	6.8	$8.87	$2.08

Anchor Tenants (leases ten thousand square feet and over)
Comparable Renewal Leases (b)	12	463	$11.61	$11.08	4.8%	5.0	$—	$—
Comparable New Leases (b)	1	44	17.50	9.00	94.4%	16.2	60.00	6.00
Non-Comparable Renewal and New Leases	1	38	19.95	N/A	N/A	20.2	79.11	—
Total	14	545	$12.12	$10.90	11.2%	7.0	$10.31	$0.48

Small Shop Tenants (leases under ten thousand square feet)
Comparable Renewal Leases (b)	129	301	$34.59	$30.85	12.1%	5.6	$0.10	$0.06
Comparable New Leases (b)	23	54	38.85	31.27	24.2%	10.1	27.99	17.49
Non-Comparable Renewal and New Leases	27	56	31.72	N/A	N/A	7.9	23.51	13.73
Total	179	411	$35.23	$30.92	13.9%	6.5	$6.95	$4.21

(a)Non-comparable leases are not included in totals.
(b)Comparable leases are leases that meet all of the following criteria: terms greater than or equal to one year, unit was vacant less than one year prior to executed lease, square footage of unit remains unchanged or within 10% of prior unit square footage, and has a rent structure consistent with the previous tenant.

12	Supplemental - Quarter Ended September 30, 2025

Comparable and Non-Comparable Lease Statistics, continued
GLA in thousands

The following table summarizes the activity for leases that were executed during the trailing four quarters ended September 30, 2025.

	No. of Leases Executed	GLA	New Contractual Rent ($PSF)	Prior Contractual Rent ($PSF)	% Change over Prior Lease Rent	Weighted Average Lease Term (Years)	Tenant Improvement Allowance ($ PSF)	Lease Commissions ($ PSF)

Comparable Leases
Total Renewals and New Leases
Q3 2025	49	360	$16.53	$14.82	11.5%	5.5	$1.05	$0.65
Q2 2025	65	286	27.53	23.66	16.4%	7.4	12.62	2.80
Q1 2025	51	216	22.31	20.33	9.7%	5.3	0.79	0.86
Q4 2024	31	176	22.55	19.40	16.2%	6.0	1.31	0.89
Total	196	1,038	$21.78	$19.18	13.6%	6.1	$4.23	$1.33

Renewals
Q3 2025	44	345	$15.75	$14.27	10.4%	5.3	$0.02	$—
Q2 2025	51	213	27.61	25.28	9.2%	5.2	—	—
Q1 2025	46	206	21.67	19.90	8.9%	5.2	0.12	0.09
Q4 2024	25	164	21.31	18.40	15.8%	5.6	—	—
Total	166	928	$20.77	$18.78	10.6%	5.3	$0.03	$0.02

New Leases
Q3 2025	5	15	$34.45	$27.43	25.6%	10.5	$24.80	$15.59
Q2 2025	14	73	27.30	18.94	44.1%	13.9	49.60	10.99
Q1 2025	5	10	36.08	29.33	23.0%	8.3	15.12	17.38
Q4 2024	6	12	38.98	32.47	20.0%	11.1	18.66	12.59
Total	30	110	$30.37	$22.55	34.7%	12.6	$39.67	$12.37

Non-Comparable Leases
Q3 2025	7	49	$23.88			17.7	$67.30	$3.60
Q2 2025	8	17	32.17			9.1	25.90	17.89
Q1 2025	13	28	29.11			6.9	21.49	10.15
Q4 2024	12	43	34.19			9.6	33.02	17.50
Total	40	137	$29.24			11.8	$41.88	$11.11

13	Supplemental - Quarter Ended September 30, 2025

Tenant Lease Expirations
GLA and ABR in thousands, except per square foot amounts

Lease Expiration Year	No. of Expiring Leases	GLA of Expiring Leases	Percent of Total GLA of Expiring Leases	ABR of Expiring Leases	Percent of Total ABR	Expiring ABR PSF (a)

Anchor Tenants

2025	2	104	1.5%	$454	0.5%	$4.37
2026	11	315	4.5%	4,739	5.2%	15.04
2027	31	993	14.3%	13,492	14.9%	13.59
2028	23	566	8.2%	8,110	8.9%	14.33
2029	29	900	13.0%	11,441	12.5%	12.71
2030	29	992	14.3%	12,038	13.3%	12.14
2031	14	513	7.4%	5,855	6.5%	11.41
2032	10	367	5.3%	4,727	5.2%	12.88
2033	9	260	3.8%	3,445	3.8%	13.25
2034	15	640	9.2%	8,638	9.5%	13.50
Thereafter	25	1,266	18.3%	17,478	19.3%	13.81
Other (b)	1	11	0.2%	346	0.4%	31.45
Totals	199	6,927	100%	$90,763	100%	$13.10
Vacant space		106
Total		7,033

Small Shop Tenants

2025	19	49	1.2%	$1,359	0.9%	$27.73
2026	197	506	12.8%	15,815	11.0%	31.25
2027	230	563	14.3%	19,091	13.3%	33.91
2028	228	540	13.7%	18,505	12.9%	34.27
2029	220	588	14.9%	21,498	14.9%	36.56
2030	186	448	11.4%	16,762	11.5%	37.42
2031	104	303	7.7%	11,116	7.7%	36.69
2032	90	238	6.0%	8,999	6.3%	37.81
2033	65	186	4.7%	7,749	5.4%	41.66
2034	85	237	6.0%	10,295	7.2%	43.44
Thereafter	87	266	6.7%	12,037	8.4%	45.25
Other (b)	11	25	0.6%	712	0.5%	28.48
Totals	1,522	3,949	100%	$143,938	100%	$36.45
Vacant space		365
Total		4,314

Total

2025	21	153	1.4%	$1,813	0.8%	$11.85
2026	208	821	7.5%	20,554	8.8%	25.04
2027	261	1,556	14.3%	32,583	13.8%	20.94
2028	251	1,106	10.2%	26,615	11.3%	24.06
2029	249	1,488	13.7%	32,939	14.0%	22.14
2030	215	1,440	13.2%	28,800	12.3%	20.00
2031	118	816	7.5%	16,971	7.2%	20.80
2032	100	605	5.6%	13,726	5.8%	22.69
2033	74	446	4.1%	11,194	4.8%	25.10
2034	100	877	8.1%	18,933	8.1%	21.59
Thereafter	112	1,532	14.1%	29,515	12.6%	19.27
Other (b)	12	36	0.3%	1,058	0.5%	29.39
Totals	1,721	10,876	100%	$234,701	100%	$21.58
Vacant space		471
Total		11,347
(a)Expiring ABR PSF reflects ABR PSF at the time of lease expiration.
(b)Other lease expirations include the GLA, ABR and ABR PSF of month-to-month leases.

14	Supplemental - Quarter Ended September 30, 2025

Acquisitions and Dispositions
Dollars and GLA in thousands

Acquisitions

Month	Property	Market	Acquisition Price	GLA	Leased Occ.	Major Anchors (a)

July	The Marketplace at Encino Park	San Antonio, TX	$38,500	92	100%	Sprouts Farmers Market
July	West Broad Marketplace	Richmond Metro Area, VA	86,000	386	98.5%	Wegmans, Burlington, Cabela's, Duluth Trading Company, Michaels, TJ Maxx
August	Asheville Market (b)	Asheville, NC	45,700	130	97.1%	Whole Foods Market, DSW, Fifth Season Gardening, Guitar Center
September	Rea Farms	Charlotte-Gastonia-Concord, NC	80,000	183	96.8%	Harris Teeter
	Total		$250,200	791
(a)Grocers listed first and bolded, remaining anchor tenants are shown alphabetically.
(b)The Company assumed a mortgage payable of $22.3 million and recognized a fair value adjustment of $0.6 million related to the mortgage payable secured by the property.

Dispositions

Month	Property	Market	Gross Disposition Price	Square Feet	Gain on Sale
September	Custer Creek Village (a)	Dallas-Fort Worth-Arlington, TX	$229	N/A	$52
(a)This disposition was related to the completion of a partial condemnation at one retail property.

15	Supplemental - Quarter Ended September 30, 2025

Development Pipeline
In thousands

Active Redevelopments			Estimated Completion Quarter (a)	Projected Incremental Costs	Costs to Date	Estimated Incremental Yield on Cost
Property	Market	Project Description
Sarasota Pavilion	Tampa - St. Petersburg, FL	Anchor space repositioning and remerchandising into new tenant spaces, including a 27,000 square foot anchor space and a 5,000 square foot small shop space.	1Q - 2026	$8,400	$3,900
Shops at Arbor Trails	Austin - Round Rock, TX	Redevelopment of a pre-existing single tenant building to a multi-tenant building.	1Q - 2026	3,000	1,800
Bay Colony	Houston - Sugar Land-Baytown, TX	Redevelopment of an existing outparcel building.	1Q - 2026	2,300	800
Buckhead Crossing	Atlanta Metro Area, GA	Anchor space repositioning and remerchandising into new tenant spaces, including a 10,000 square foot anchor space and a 7,000 square foot small shop space.	1Q - 2026	5,600	2,500
The Parke	Austin - Round Rock, TX	Anchor space repositioning including an 8,000 square foot expansion of the existing grocer and repositioning of small shop space.	3Q - 2027	9,700	100

Total Redevelopment Costs				$29,000	$9,100	7-10%

(a) The Company's estimated timing of completion may be impacted by factors outside of management's control, including global supply constraints or government restrictions.

Recently Completed Redevelopments
Property	Market	Project Description	Completion Quarter	Completed Costs
Sandy Plains Centre	Atlanta Metro Area, GA	Redevelopment and expansion to accommodate a 10,000 square foot swim school and additional small shop space.	3Q - 2025	$2,800
Sarasota Pavilion	Tampa-St. Petersburg, FL	Redevelopment and remerchandising of a former anchor space into new tenant spaces, including an 18,000 square foot anchor space, a 14,000 square foot anchor space, and additional small shop space.	1Q - 2025	6,800
Antoine Town Center	Houston-Sugar Land-Baytown, TX	New development, including addition of an outparcel building with a drive-through.	4Q - 2024	200

Potential Developments and Redevelopments
Projects shown below are listed alphabetically, are in various stages of planning, and may or may not commence due to a number of factors.
Property	Market	Project Description
Bay Landing	Cape Coral - Fort Myers, FL	New development of building area adjacent to existing stores.
Buckhead Crossing	Atlanta Metro Area, GA	New development, including addition of an outparcel building.
Garden Village	So. California - Los Angeles, CA	Demolition of outparcel buildings and reconstruction for freestanding buildings with drive-throughs.
Gateway Market Center	Tampa - St. Petersburg, FL	Extensive repositioning and reconfiguration of the center to right size anchor space, add freestanding buildings and improve vehicular access.
Kyle Marketplace	Austin - Round Rock, TX	New development, including addition of outparcel buildings.
Plantation Grove	Orlando - Kissimmee, FL	Redevelopment and expansion of the shopping center. Addition of new outparcel building.
Sarasota Pavilion	Tampa - St. Petersburg, FL	New development, including anchor repositioning and the addition of new outparcel building.
The Centre on Hugh Howell	Atlanta Metro Area, GA	New development, including addition of outparcel building.
Westpark Shopping Center	Richmond, VA	New development, including addition of outparcel building.

16	Supplemental - Quarter Ended September 30, 2025

Property Summary, by Total Market GLA
GLA in thousands

	Property	Market	State	Center Type (a)	GLA	Leased Occupancy	ABR PSF	Grocery Anchor (b)	Major Anchors (c)
1	Escarpment Village	Austin-Round Rock	TX	N	170	100%	$23.01	Yes	HEB
2	Kyle Marketplace	Austin-Round Rock	TX	C	260	100%	$18.05	Yes	HEB
3	Market at Westlake	Austin-Round Rock	TX	N	30	100%	$22.06	No	Walgreens
4	Scofield Crossing	Austin-Round Rock	TX	N	95	98.7%	$18.76	Yes	Hana World Market, Goodwill
5	Shops at Arbor Trails	Austin-Round Rock	TX	C	357	99.2%	$14.08	Yes	Costco Wholesale, Whole Foods Market, Haverty's Furniture, Marshalls
6	Shops at the Galleria	Austin-Round Rock	TX	P	537	96.0%	$14.46	Yes
Trader Joe's, Best Buy, Five Below, Home Consignment Center, HomeGoods, Lowe's, Marshalls, Michaels, Old Navy, PetSmart, Signature Bridal Salon and Bestow Bridal, Spec's Wine Spirits & Finer Foods, World Market

7	The Parke	Austin-Round Rock	TX	P	406	99.5%	$17.13	Yes	Whole Foods Market, Cavender's Boot City, Dick's Sporting Goods, DSW, Five Below, La-Z-Boy Furniture Galleries, Marshalls, Michaels, Nordstrom, Old Navy, Petco, Ulta, World Market
8	University Oaks	Austin-Round Rock	TX	P	236	100%	$22.61	No	Burlington, Crunch Fitness, DSW, IKEA*, JC Penney*, PetSmart, Ross Dress for Less, Spec's Wine Spirits & Finer Foods
9	Custer Creek Village	Dallas-Fort Worth-Arlington	TX	N	96	100%	$16.88	Yes	Tom Thumb
10	Eldorado Marketplace	Dallas-Fort Worth-Arlington	TX	C	189	100%	$24.96	Yes	Market Street, PetSmart, Phenix Salon Suites
11	Prestonwood Town Center	Dallas-Fort Worth-Arlington	TX	P	236	99.4%	$21.40	Yes	Walmart*, Barnes & Noble, Burlington, DSW, HomeGoods, Michaels, Petco, Ulta
12	Riverview Village	Dallas-Fort Worth-Arlington	TX	N	89	100%	$13.50	Yes	Tom Thumb, Petco
13	Riverwalk Market	Dallas-Fort Worth-Arlington	TX	N	90	93.4%	$21.85	Yes	Market Street
14	Shops at Fairview Town Center	Dallas-Fort Worth-Arlington	TX	N	66	100%	$25.98	Yes	Whole Foods Market
15	The Highlands of Flower Mound	Dallas-Fort Worth-Arlington	TX	P	175	89.5%	$19.68	Yes	Target*, Michaels, Nordstrom Rack, Skechers, World Market
16	Antoine Town Center	Houston-Sugar Land-Baytown	TX	N	110	94.7%	$15.28	Yes	Kroger
17	Bay Colony	Houston-Sugar Land-Baytown	TX	C	415	96.3%	$16.89	Yes	HEB, Kohl's, LA Fitness, Petco, Social Security Administration, The University of Texas Medical Branch, Walgreens
18	Blackhawk Town Center	Houston-Sugar Land-Baytown	TX	N	127	97.5%	$14.31	Yes	HEB, Walgreens
19	Cyfair Town Center	Houston-Sugar Land-Baytown	TX	C	434	94.0%	$17.47	Yes	Kroger, Cinemark USA, Crunch Fitness, JC Penney
20	Eldridge Town Center	Houston-Sugar Land-Baytown	TX	C	144	95.4%	$17.31	Yes	Kroger, Kohl's*, Petco
21	Stables Town Center II	Houston-Sugar Land-Baytown	TX	N	148	93.2%	$17.92	Yes	Kroger
22	Sonterra Village	San Antonio	TX	N	42	86.9%	$37.15	Yes	Trader Joe's
23	Stone Ridge Market	San Antonio	TX	C	219	98.4%	$26.05	Yes	HEB Plus*, Burlington, PetSmart
24	The Marketplace at Encino Park (d)	San Antonio	TX	N	92	100%	$26.97	Yes	Sprouts Farmers Market
	Total Texas				4,763	97.3%	$18.66

25	Bay Landing	Cape Coral - Fort Myers	FL	N	63	100%	$10.80	Yes	The Fresh Market, HomeGoods
26	The Forum (d)	Cape Coral - Fort Myers	FL	P	186	96.1%	$17.49	Yes	Target*, dd's Discounts, Home Depot*, Michaels, Petco, Ross Dress for Less, Sky Zone, Staples
27	PGA Plaza Palm Beach Gardens	Miami-Ft Lauderdale-Miami Beach	FL	C	121	100%	$37.27	Yes	Trader Joe's, Marshalls, Ulta
28	Southern Palm Crossing	Miami-Ft Lauderdale-Miami Beach	FL	P	345	98.6%	$17.92	Yes	Costco Wholesale, Going Going Gone, Marshalls
29	Westfork & Paraiso	Miami-Ft Lauderdale-Miami Beach	FL	N	393	98.2%	$26.20	Yes	Costco Wholesale*, Publix, Baptist Outpatient Services, Dollar Tree, Pembroke Pink Imaging, Petco, Regal Cinemas, Ross Dress for Less, Skechers, TJ Maxx, Ulta
30	Lakeside & Lakeside Crossing	Orlando - Kissimmee	FL	N	76	100%	$49.71	Yes	Trader Joe's
31	Plantation Grove (f)	Orlando - Kissimmee	FL	N	107	95.8%	$20.92	Yes	Publix
32	Rio Pinar Plaza	Orlando - Kissimmee	FL	N	131	98.0%	$19.76	Yes	Publix, Planet Fitness
33	Suncrest Village	Orlando - Kissimmee	FL	N	97	97.9%	$21.86	Yes	Publix, Orange County Tax Collector

17	Supplemental - Quarter Ended September 30, 2025

Property Summary, by Total Market GLA
GLA in thousands

	Property	Market	State	Center Type (a)	GLA	Leased Occupancy	ABR PSF	Grocery Anchor (b)	Major Anchors (c)
34	Gateway Market Center	Tampa - St. Petersburg	FL	P	231	89.9%	$14.30	Yes	Publix, Target*, Bealls, HomeGoods, PetSmart, TJ Maxx
35	Peachland Promenade	Tampa - St. Petersburg	FL	N	177	98.6%	$15.46	Yes	Publix, Goodwill, My Salon Suite, Planet Fitness
36	Sarasota Pavilion	Tampa - St. Petersburg	FL	P	336	98.3%	$16.45	Yes	Publix, Bank of America, Bealls, Marshalls, Michaels, Old Navy, PetSmart, Ross Dress for Less, Truist Bank, World Market
	Total Florida				2,263	97.4%	$21.19

37	Asheville Market (d)	Asheville	NC	C	130	97.1%	$20.82	Yes	Whole Foods Market, DSW, Fifth Season Gardening, Guitar Center
38	Carmel Village (d)	Charlotte-Gastonia-Concord	NC	N	54	93.3%	$26.85	No	N/A
39	Eastfield Village	Charlotte-Gastonia-Concord	NC	N	96	97.5%	$19.27	Yes	Food Lion, Gold's Gym
40	Northcross Commons	Charlotte-Gastonia-Concord	NC	N	63	100%	$29.26	Yes	Whole Foods Market
41	Rea Farms (d)	Charlotte-Gastonia-Concord	NC	C	183	96.8%	$25.46	Yes	Harris Teeter
42	Sycamore Commons	Charlotte-Gastonia-Concord	NC	P	265	100%	$21.16	Yes	Costco Wholesale*, Best Buy, Dick's Sporting Goods, Lowe's*, Michaels, Nordstrom Rack, Old Navy, Ulta, World Market
43	The Shoppes at Davis Lake	Charlotte-Gastonia-Concord	NC	N	91	93.2%	$18.69	Yes	Harris Teeter
44	Bent Tree Plaza	Raleigh-Cary-Durham	NC	N	80	100%	$15.99	Yes	Food Lion
45	Cary Park Town Center	Raleigh-Cary-Durham	NC	N	93	100%	$18.17	Yes	Harris Teeter, CVS
46	Commons at University Place	Raleigh-Cary-Durham	NC	N	92	100%	$17.46	Yes	Harris Teeter, CVS
47	Renaissance Center	Raleigh-Cary-Durham	NC	P	363	95.4%	$24.12	No	Ashley HomeStore, Best Buy, Nordstrom Rack, Old Navy, Popshelf, REI, Ulta, UNC Health Care, World Market
48	The Pointe at Creedmoor	Raleigh-Cary-Durham	NC	N	60	100%	$17.05	Yes	Harris Teeter
	Total North Carolina				1,570	97.6%	$21.71

49	Buckhead Crossing	Atlanta Metro Area	GA	P	221	94.3%	$23.72	No	HomeGoods, Marshalls, Michaels, Ross Dress for Less, The Tile Shop
50	Coweta Crossing	Atlanta Metro Area	GA	N	68	100%	$11.45	Yes	Publix
51	Kennesaw Marketplace	Atlanta Metro Area	GA	C	130	100%	$36.37	Yes	Whole Foods Market, Academy Sports + Outdoors*, Guitar Center*, Hobby Lobby*, Petco*
52	Moores Mill (e)	Atlanta Metro Area	GA	N	70	100%	$25.07	Yes	Publix
53	Plaza Midtown	Atlanta Metro Area	GA	N	70	97.0%	$29.13	Yes	Publix
54	Rose Creek	Atlanta Metro Area	GA	N	70	100%	$11.69	Yes	Publix
55	Sandy Plains Centre	Atlanta Metro Area	GA	C	135	97.1%	$24.36	Yes	Kroger, Pet Supplies Plus, Walgreens*
56	The Centre on Hugh Howell	Atlanta Metro Area	GA	N	83	98.4%	$14.07	No	Crunch Fitness
57	Thomas Crossroads	Atlanta Metro Area	GA	N	105	93.8%	$10.34	Yes	Kroger
58	Windward Commons	Atlanta Metro Area	GA	N	117	98.7%	$15.93	Yes	Kroger
59	Twelve Oaks Shopping Center (d)	Savannah	GA	N	106	97.7%	$19.59	Yes	Publix
	Total Georgia				1,175	97.4%	$21.06

60	Stonehenge Village (d)	Richmond Metro Area	VA	C	214	100%	$19.16	Yes	Wegmans, La-Z-Boy, Party City, Petco
61	West Broad Marketplace (d)	Richmond Metro Area	VA	C	386	98.5%	$15.82	Yes	Wegmans, Burlington, Cabela's, Duluth Trading Company, Michaels, TJ Maxx
62	Westpark Shopping Center	Richmond Metro Area	VA	C	171	98.4%	$16.41	Yes	Publix, Painted Tree Boutiques, Planet Fitness, The Tile Shop
	Total Virginia				771	98.9%	$16.89

18	Supplemental - Quarter Ended September 30, 2025

Property Summary, by Total Market GLA
GLA in thousands

	Property	Market	State	Center Type (a)	GLA	Leased Occupancy	ABR PSF	Grocery Anchor (b)	Major Anchors (c)
63	Market at Mill Creek (d)	Charleston-Berkeley-Dorchester	SC	N	80	100%	$24.23	Yes	Lowes Foods
64	Nexton Square (d)	Charleston-Berkeley-Dorchester	SC	L	134	95.4%	$27.84	No	N/A
65	West Ashley Station (d)	Charleston-Berkeley-Dorchester	SC	N	79	100%	$28.56	Yes	Whole Foods Market
	Total South Carolina				293	97.9%	$27.02

66	Scottsdale North Marketplace (d)	Phoenix	AZ	N	66	98.4%	$23.36	Yes	AJ's Fine Foods
67	The Plant (e)	Phoenix	AZ	N	57	100%	$29.06	Yes	Sprouts Farmers Market
68	Plaza Escondida (d)	Tucson	AZ	N	91	100%	$16.55	Yes	Trader Joe's, Marshalls
	Total Arizona				214	99.5%	$22.00

69	The Shops at Town Center	Washington D.C	MD	N	125	91.7%	$31.40	Yes	Safeway
70	Travilah Square Shopping Center	Washington D.C	MD	N	56	86.9%	$50.62	Yes	Trader Joe's
	Total Maryland				181	90.2%	$37.15

71	Garden Village	So. California - Los Angeles	CA	N	117	76.1%	$19.38	Yes	Albertsons
	Total California				117	76.1%	$19.38

	Grand Totals				11,347	97.2%	$20.28
(a)N = Neighborhood Center, P = Power Center, C = Community Center, L = Lifestyle Center
(b)Grocers may be leased or shadow-anchors and includes traditional, specialty grocers, and large format retailers (i.e. Walmart, Target, and Costco).
(c)Grocers listed first and bolded, remaining anchor tenants are shown alphabetically. Shadow anchors are noted with an asterisk.
(d)Properties are excluded from Same Property for the three and nine months ended September 30, 2025.
(e)Property is excluded from Same Property for the nine months ended September, 2025.
(f)The Company operates Plantation Grove and Maguire Groves as a single property under the Plantation Grove name. The operations, GLA, economic and leased occupancy, and ABR of Maguire Groves are classified as an other investment property for the three and nine months ended September, 2025.

19	Supplemental - Quarter Ended September 30, 2025

Components of Net Asset Value as of September 30, 2025
In thousands, except share information

		Page No.
NOI Excluding Lease Termination Income and Expense, and GAAP Rent Adjustments, Most Recent Quarter
NOI, excluding ground rent income	$46,463	5
Ground rent income	5,449	5
NOI	51,912	5

Annualized NOI, excluding ground rent income	$185,852
Annualized ground rent income	21,796

Projected remaining development
Net project costs	$19,900	16
Estimated range for incremental yield	7-10%	16

Assets
Cash, cash equivalents, and restricted cash	$76,366	2
Base rent, recoveries, and other receivables	12,433	4
Undeveloped land	—
Land held for development	—

Liabilities
Debt	$771,457	8
Discounts and financing costs, net	(6,885)	8
Accounts payable and accrued expenses	50,508	2
Distributions payable	18,450	2
Other liabilities	31,815	2

Common Shares Outstanding	77,619,380	1

20	Supplemental - Quarter Ended September 30, 2025

Glossary of Terms

Terms	Definitions
ABR Per Square Foot (ABR PSF)	ABR PSF is the ABR divided by the occupied square footage as of the end of the period.
Adjusted EBITDA
Adjusted EBITDA is an additional supplemental non-GAAP financial measure of the Company’s operating performance. In particular, Adjusted EBITDA provides an additional measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within EBITDA, certain gains or losses remaining within EBITDA, and other unique revenue and expense items which some may consider not pertinent to measuring a particular company's ongoing operating performance.

Annualized Base Rent (ABR)	Annualized Base Rent (ABR) is the base rent for the last month of the period multiplied by twelve. Base rent is inclusive of ground rent and any abatement concessions and exclusive of Specialty Lease rent.
Anchor Tenant	Tenants with square footage greater than or equal to 10,000 square feet are considered Anchor Tenants.
Community Center	Community Centers are generally open air and designed for tenants that offer a larger array of apparel and other soft goods. Typically, community centers contain anchor stores and other national retail tenants.
Comparable Lease	A Comparable Lease meets all of the following criteria: terms greater than or equal to one year, unit was vacant less than one year prior to executed lease, square footage of unit remains unchanged or within 10% of prior unit square footage, and has a rent structure consistent with the previous tenant.
Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA)
The Company's non-GAAP measure of Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA) is net income (or loss) in accordance with GAAP, excluding interest expense, net, income tax expense (or benefit), and depreciation and amortization.

Economic Occupancy	Upon Rent Commencement Date, the percentage of occupied GLA divided by total GLA. For purposes of calculating occupancy, Specialty Lease GLA is deemed vacant.
GAAP Rent Adjustments	GAAP Rent Adjustments consist of amortization of market lease intangibles, amortization of lease incentives, and straight-line rent adjustments.
Gross Leasable Area (GLA)	Measure of the total amount of leasable space at a property in square feet.
Leased Occupancy	Economic Occupancy plus the percentage of signed and not yet commenced GLA divided by total GLA.
Lifestyle Center	Lifestyle Centers consist of upscale national-chain specialty stores with dining and entertainment in an outdoor setting.
Nareit Funds From Operations (Nareit FFO) and Core FFO
The Company's non-GAAP measure of Nareit Funds from Operations ("Nareit FFO"), based on the National Association of Real Estate Investment Trusts ("Nareit") definition, is net income (or loss) in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Core Funds From Operations (“Core FFO”) is an additional supplemental non-GAAP financial measure of the Company's operating performance. In particular, Core FFO provides an additional measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within Nareit FFO and other unique revenue and expense items which some may consider not pertinent to measuring a particular company’s ongoing operating performance.

Neighborhood Center	Neighborhood Centers are convenience oriented with tenants such as a grocery store anchor, a drugstore, and other small retailers.
Net Debt-to-Adjusted EBITDA	Net Debt-to-Adjusted EBITDA is net debt divided by trailing twelve month Adjusted EBITDA.
Net Operating Income (NOI)	NOI excludes general and administrative expenses, depreciation and amortization, other income and expense, net, impairment of real estate assets, gains (losses) from sales of properties, gains (losses) on extinguishment of debt, interest expense, net, lease termination income and expense, and GAAP Rent Adjustments.
New Lease	New Leases are leases where a new tenant will be occupying a unit or an existing tenant is relocating from one unit to another (unless the tenant is moving from a temporary space back to the original unit).
NOI from other investment properties	NOI from other investment properties consists of properties which do not meet the Company's Same Property criteria and includes adjustments for the Company's captive insurance company.
Power Center	Power Centers consist of category-dominant anchors, such as discount department stores, off-price stores, or wholesale clubs, with only a few small shop tenants.
Prior Contractual Rent	Base rent charged for a particular unit, prior to the current term’s first year rent. If the prior lease terminated prior to the contractual expiration date, the prior contractual rent amount is the rent charged in the final month of occupancy.
Renewal Lease	Terms have been extended on an existing lease in the same unit. This may happen via an amendment, extension agreement or exercised option.
Same Property	Information provided on a same property basis includes the results of properties that were owned and operated for the entirety of both periods presented.
Shadow Anchor Tenant	Shadow Anchor Tenant represents tenants that are situated on parcels which are owned by unrelated third parties, but, due to their location within or immediately adjacent to a property, appear to the consumer as a retail tenant of the property and, as a result, attract additional consumer traffic to the property.
Small Shop Tenant	Tenants with square footage less than 10,000 square feet are considered Small Shop Tenants.
Specialty Lease	Specialty leasing represents leases of less than one year in duration for inline space and includes any term length for a common area space, and is excluded from the ABR and leased square footage figures when computing the ABR per square foot.

21	Supplemental - Quarter Ended September 30, 2025

InvenTrust Properties Corp.

CORPORATE OFFICE
3025 Highland Pkwy | Ste 350
Downers Grove, IL 60515

630.570.0700
InvestorRelations@InvenTrustProperties.com